                                                                    EXHIBIT 99.k

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF WOODLANE PLACE
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                  CRICO of Woodlane Place Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME
       TAX BASIS                                               5


     STATEMENT OF PROFIT AND LOSS - INCOME
       TAX BASIS                                               6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX
       BASIS                                                   8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT


To the Partners
CRICO of Woodlane Place
  Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Woodlane Place Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Woodlane Place Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not execute its rights under the loan agreement subsequent to that date.


                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 27, 1995

                  CRICO of Woodlane Place Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994

                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                                   $11,750,180
  Personal property                                              945,024
                                                             -----------
                                                              12,695,204
  Less accumulated depreciation                                1,792,809
                                                             -----------
                                                              10,902,395
  Land                                                           796,599
                                                             -----------
                                                              11,698,994
  Tenants' security deposits, separately
    held in an interest bearing account                          103,754
  Cash and investments held
    by bond servicer                                             202,221
  Favorable financing, less
    accumulated amortization
    of $455,386                                                  733,501
                                                             -----------
                                                              12,738,470

OTHER ASSETS
  Cash                                            $ 2,480
  Accounts receivable - tenants                     1,391
  Accounts receivable - other                       2,152
  Prepaid insurance                                14,200
  Accounts receivable - real
    estate tax refund                              60,627         80,850
                                                  -------    -----------
                                                             $12,819,320
                                                             ===========


                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL ESTATE
  Mortgage payable                                           $14,000,000
  Accrued interest payable                                     2,209,886
                                                             -----------

                                                              16,209,886

  Tenants' security deposit
    liability                                                    103,235
  Accrued mortgage servicing
    fee                                                          270,853
                                                             -----------
                                                              16,583,974

OTHER LIABILITY
  Accounts payable                                                27,462
                                                             -----------
          Total liabilities                                   16,611,436


PARTNERS' DEFICIT                                             (3,792,116)
                                                             -----------
                                                             $12,819,320
                                                             ===========

                       See notes to financial statements

Statement of                                         U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax                         AND URBAN DEVELOPMENT
Basis                                                Office of Housing
                                                     Federal Housing
                                                     Commissioner
                                                                          [LOGO]
                                       OMB Approval No. 2502-0052 (exp. 8/31/92)

--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
For Month/Period                     Project Number:          Project Name:
Beginning: 1/1/94  Ending: 12/31/94                           CRICO of Woodlane Place Limited Partnership
-------------------------------------------------------------------------------------------------------------------
Part I                      DESCRIPTION OF ACCOUNT                     ACCOUNT NO.      AMOUNT*
-------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)              5120       $2,029,010
                --------------------------------------------------------------------------------
                Tenant Assistance Payments                                 5121       $
                --------------------------------------------------------------------------------
  RENTAL        Furniture and Equipment                                    5130       $
                --------------------------------------------------------------------------------
  INCOME        Stores and Commercial                                      5140       $
                --------------------------------------------------------------------------------
   5100         Garage and Parking Spaces                                  5170       $
                --------------------------------------------------------------------------------
                Flexible Subsidy Income                                    5180       $
                --------------------------------------------------------------------------------
                Miscellaneous (Specify)                                    5190       $
                ---------------------------------------------------------------------------------------------------
                TOTAL RENT REVENUE   Potential at 100% Occupancy                                        $ 2,029,010
-------------------------------------------------------------------------------------------------------------------
                Apartments                                                 5220       $(  46,393)
                --------------------------------------------------------------------------------
                Furniture and Equipment                                    5230       $(        )
                --------------------------------------------------------------------------------
 VACANCIES      Stores and Commercial                                      5240       $(        )
                --------------------------------------------------------------------------------
   5200         Garage and Parking Spaces                                  5270       $(        )
                --------------------------------------------------------------------------------
                Miscellaneous (Specify)                                    5290       $(        )
                ---------------------------------------------------------------------------------------------------
                TOTAL VACANCIES                                                                         $   (46,393)
                ---------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE   Rent Revenue Less Vacancies                                        $ 1,982,617
-------------------------------------------------------------------------------------------------------------------
                ELDERLY AND CONGREGATE SERVICES INCOME-5300
                TOTAL SERVICE INCOME (SCHEDULE ATTACHED)                   5300       $                 $
-------------------------------------------------------------------------------------------------------------------
                Interest Income-Project Operations                         5410       $    3,631
                --------------------------------------------------------------------------------
  FINANCIAL     Income from Investments-Residual Receipts                  5430       $
                --------------------------------------------------------------------------------
  REVENUE       Income from Investments-Reserve for Replacement            5440       $    5,995
                --------------------------------------------------------------------------------
   5400         Income from Investments-Miscellaneous                      5490       $    7,110
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL REVENUE                                                                 $    16,736
-------------------------------------------------------------------------------------------------------------------
                Laundry and Vending                                        5910       $
                --------------------------------------------------------------------------------
                NSF and Late Charges                                       5920       $    4,041
                --------------------------------------------------------------------------------
  OTHER         Damages and Cleaning Fees                                  5930       $
                --------------------------------------------------------------------------------
 REVENUE        Forfeited Tenant Security Deposits                         5940       $   26,841
                --------------------------------------------------------------------------------
  5900          OTHER REVENUE (SPECIFY) (See Note D)                       5990       $  250,935
                ---------------------------------------------------------------------------------------------------
                TOTAL OTHER REVENUE                                                                     $   281,817
                ---------------------------------------------------------------------------------------------------
                TOTAL REVENUE                                                                           $  2,281,170
-------------------------------------------------------------------------------------------------------------------
                Advertising                                                6210       $   60,241
                --------------------------------------------------------------------------------
                Other Renting Expenses (See Note E)                        6250       $   20,049
                --------------------------------------------------------------------------------
                Office Salaries                                            6310       $   38,285
                --------------------------------------------------------------------------------
                Office Supplies                                            6311       $    9,584
                --------------------------------------------------------------------------------
                Office or Model Apartment Rent                             6312       $
                --------------------------------------------------------------------------------
ADMINISTRATIVE  Management Fee                                             6320       $   86,417
                --------------------------------------------------------------------------------
  EXPENSES      Manager or Superintendent Salaries                         6330       $   23,098
                --------------------------------------------------------------------------------
 6200/6300      Manager or Superintendent Rent Free Unit                   6331       $
                --------------------------------------------------------------------------------
                Legal Expenses (Project)                                   6340       $      219
                --------------------------------------------------------------------------------
                Auditing Expenses (Project)                                6350       $    5,750
                --------------------------------------------------------------------------------
                Computer Fees                                              6351       $
                --------------------------------------------------------------------------------
                Telephone and Answering Services                           6360       $    6,971
                --------------------------------------------------------------------------------
                Bad Debts                                                  6370       $    4,233
                --------------------------------------------------------------------------------
                Miscellaneous Administrative Expenses (Specify)            6390       $   14,071
                ---------------------------------------------------------------------------------------------------
                TOTAL ADMINISTRATIVE EXPENSES  (up arrow) (See Note F)                                  $   268,918
-------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                              6420       $
                --------------------------------------------------------------------------------
  UTILITIES     Electricity                                                6450       $    6,657
                --------------------------------------------------------------------------------
   EXPENSE      Water                                                      6451       $   10,800
                --------------------------------------------------------------------------------
    6400        Gas                                                        6452       $    2,711
                --------------------------------------------------------------------------------
                Sewer                                                      6453       $   32,572
                ---------------------------------------------------------------------------------------------------
                TOTAL UTILITIES EXPENSE                                                                 $   52,740
-------------------------------------------------------------------------------------------------------------------

*  All amounts must be          Page 1 of 2               form HUD-92410 (7/91)
   rounded to the nearest                                   ref Handbook 4370.2
   dollar, $.50 and over,
   round up - $.49 and
   below round down.

------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                               6510       $   21,964
                --------------------------------------------------------------------------------
                Janitor and Cleaning Supplies                              6515       $      694
                --------------------------------------------------------------------------------
                Janitor and Cleaning Contract                              6517       $   21,133
                --------------------------------------------------------------------------------
                Exterminating Payroll/Contract                             6519       $      589
                --------------------------------------------------------------------------------
                Exterminating Supplies                                     6520       $
                --------------------------------------------------------------------------------
                Garbage and Trash Removal                                  6525       $   25,605
                --------------------------------------------------------------------------------
                Security Payroll/Contract                                  6530       $
                --------------------------------------------------------------------------------
                Grounds Payroll                                            6535       $
                --------------------------------------------------------------------------------
                Grounds Supplies                                           6536       $
                --------------------------------------------------------------------------------
OPERATING AND   Grounds Contract                                           6537       $   24,102
                --------------------------------------------------------------------------------
 MAINTENANCE    Repairs Payroll                                            6540       $   34,743
                --------------------------------------------------------------------------------
  EXPENSES      Repairs Material                                           6541       $   78,666
                --------------------------------------------------------------------------------
   6500         Repairs Contract                                           6542       $   43,962
                --------------------------------------------------------------------------------
                Elevator Maintenance/Contract                              6545       $
                --------------------------------------------------------------------------------
                Heating/Cooling Repairs and Maintenance                    6546       $    4,640
                --------------------------------------------------------------------------------
                Swimming Pool Maintenance/Contract                         6547       $      991
                --------------------------------------------------------------------------------
                Snow Removal                                               6548       $   20,661
                --------------------------------------------------------------------------------
                Decorating Payroll/Contract                                6560       $
                --------------------------------------------------------------------------------
                Decorating Supplies                                        6561       $   31,279
                --------------------------------------------------------------------------------
                Other - Frost Heaving Damages                              6570       $  241,781
                --------------------------------------------------------------------------------
                Miscellaneous Operating and Maintenance Expenses           6590       $      495
                ---------------------------------------------------------------------------------------------------
                TOTAL OPERATING AND MAINTENANCE EXPENSES                                                $   551,305
-------------------------------------------------------------------------------------------------------------------
                Real Estate Taxes- Net of Refund $60,627                   6710       $  383,831
                --------------------------------------------------------------------------------
                Payroll Taxes (FICA)                                       6711       $   20,901
                --------------------------------------------------------------------------------
                Misc Taxes, Licenses & Permits                             6719       $    2,000
                --------------------------------------------------------------------------------
  TAXES AND     Property and Liability Insurance (Hazard)                  6720       $   18,300
                --------------------------------------------------------------------------------
  INSURANCE     Fidelity Bond Insurance                                    6721       $
                --------------------------------------------------------------------------------
    6700        Workmen's Compensation                                     6722       $    3,113
                --------------------------------------------------------------------------------
                Health Insurance & Other Employee Benefits                 6723       $    4,320
                --------------------------------------------------------------------------------
                Other Insurance (Specify)                                  6729       $
                ---------------------------------------------------------------------------------------------------
                TOTAL TAXES AND INSURANCE                                                               $   432,465
-------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                  6810       $1,398,322
                --------------------------------------------------------------------------------
                Interest on Mortgage Payable                               6820       $
                --------------------------------------------------------------------------------
  FINANCIAL     Interest on Notes Payable  Special Assessment              6830       $    8,284
                --------------------------------------------------------------------------------
  EXPENSES      Interest on Notes Payable (Short-Term)                     6840       $
                --------------------------------------------------------------------------------
   6800         Mortgage Servicing                                         6850       $   88,480
                --------------------------------------------------------------------------------
                Misc Financial Expenses Security Deposit Interest          6890       $    2,612
                --------------------------------------------------------------------------------
                TOTAL FINANCIAL EXPENSES                                                                $ 1,497,698
                ---------------------------------------------------------------------------------------------------
 ELDERLY &      Total Service Expenses-Schedule Attached                   6900                         $
-------------------------------------------------------------------------------------------------------------------
CONGREGATE      Total Cost of Operations Before Depreciation                                             $ 2,803,126
                --------------------------------------------------------------------------------
  SERVICE       PROFIT (LOSS) BEFORE DEPRECIATION                                                        $  (521,956)
                --------------------------------------------------------------------------------
  EXPENSES      Depreciation (Total)-6600 (Specify)                        6600                          $   591,680
                --------------------------------------------------------------------------------
   6900         OPERATING PROFIT OR (LOSS)                                                               $(1,113,636)
                --------------------------------------------------------------------------------
                Officer Salaries                                           7110       $
                --------------------------------------------------------------------------------
CORPORATE OR    Legal Expenses (Entity)                                    7120       $
                --------------------------------------------------------------------------------
 MORTGAGOR      Taxes (Federal-State-Entity)                              7130-32     $
                --------------------------------------------------------------------------------
  ENTITY        Other Expenses (Entity)                                    7190       $
                --------------------------------------------------------------------------------
                Amortization                                               7190       $  151,837
                ---------------------------------------------------------------------------------------------------
  EXPENSES      TOTAL CORPORATE EXPENSES                                                                $   151,837
                ---------------------------------------------------------------------------------------------------
   7100         NET PROFIT OR (LOSS)                                                                    $(1,265,473)
-------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------
PART II
-------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement
    are less or more than those required under the mortgage.                                            $       N/A
-------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if
    payments may be temporarily suspended or waived.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                     $       N/A
-------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------

                                  Page 2 of 2                  Form  HUD-92410

                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

                        STATEMENT OF PARTNERS' DEFICIT -
                                INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning as originally stated              $(2,469,214)
Prior period adjustment                                            (57,429)
                                                               -----------
Partners' deficit, beginning as restated                        (2,526,643)
Net loss                                                        (1,265,473)
                                                               -----------
Partners' deficit, end                                         $(3,792,116)
                                                               ===========


                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994


Cash flows from operating activities
  Net loss                                                     $(1,265,473)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                                   591,680
    Amortization                                                   151,837
    Tenants' security deposits - net                                38,069
    Decrease in cash and investments held by
      bond servicer                                                 75,756
    Decrease in accounts receivable - tenants                        1,316
    Decrease in account receivable - other                           6,774
    Increase in accounts receivable -
      real estate tax refund                                       (60,627)
    Decrease in subscriptions receivable                               100
    Increase in prepaid expenses                                      (641)
    Increase in accrued interest payable                           418,575
    Increase in accrued mortgage servicing fee                      88,480
    Increase in accounts payable                                    10,282
                                                               -----------
        Net cash provided by operating activities                   56,128
                                                               -----------
Cash flows from investing activities
  Purchase of fixed assets                                         (29,220)
  Decrease in cash and investments held by
    bond servicer                                                   27,664
                                                               -----------
        Net cash used in investing activities                       (1,556)
                                                               -----------
Cash flows from financing activities
  Payments of special assessments payable                         (114,183)
                                                               -----------
        Net cash used in financing activities                     (114,183)
                                                               -----------
        NET DECREASE IN CASH                                       (59,611)
Cash, beginning                                                     62,091
                                                               -----------
Cash, end                                                      $     2,480
                                                               ===========
Supplemental disclosure of cash flow information
  Cash paid during the year for interest                       $   988,031
                                                               ===========


                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 216 units located in the Woodbury, Minnesota and operates under the name of Woodlane Place Townhome Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when received, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate and Depreciation and Amortization
  -----------------------------------------------------------

  Investment in real estate is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

  Rental income is recognized as rentals become due. Rents received in advance are recognized as income when received. All leases between the partnership and the tenants of the property are operating leases.


NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of Woodlane Place, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

  Reserve for Replacements
  ------------------------

  The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $48,600 for 1994 and each year thereafter until such time as the balance in the reserve equals or exceeds $200,000. Thereafter, no monthly deposits are required unless the balance falls below $200,000.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Cash and Investments Held by Bond Servicer (Continued)
  ------------------------------------------

  At December 31, 1994, cash and investments held by the bond servicer consisted of the following:

                              Mortgage         Reserve for
                          escrow deposits     replacements        Total
                          ----------------    -------------    ------------
[S]                       [C]                 [C]              [C]
  Balance at December
    31, 1993                    $ 148,534         $157,107       $ 305,641

  Deposits                        588,000           48,600         636,600
  Interest income                   7,110            5,995          13,105

  Withdrawals:
    Taxes                        (444,458)               -        (444,458)
    Tax assessments              (122,467)               -        (122,467)
    Insurance                     (18,941)               -         (18,941)
    Interest                      (85,000)               -         (85,000)
    Other withdrawals                   -          (82,259)        (82,259)
                                ---------         --------       ---------

  Balance at December
    31, 1994                    $  72,778         $129,443       $ 202,221
                                =========         ========       =========

  Real estate taxes paid during the year were $444,458. During 1994, the partnership was awarded a refund of $86,724 less a tax appeal fee of $26,097. As of December 31, 1994, net refund of $60,627 has been recorded.

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Woodbury, Minnesota, in the total amount of $14,000,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is November 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The mortgage note provides for base interest payable at the rate of 10.05% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.45% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership. As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $2,209,886. Interest accrues on the unpaid base interest at a compounded rate of 10.05%.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  During the year ended December 31, 1994, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $264,656, primary contingent interest of $210,000 and supplemental contingent interest of $623,000. At December 31, 1994, interest accrued on the unpaid base interest of $483,742, primary and supplemental contingent interest of $4,303,833 and construction period deferred base interest of $1,189,076 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                                             Currently
                                 Deferred     payable               Total
                                ----------  -----------           ----------

     Base interest               $        -      $1,398,322       $1,398,322
     Interest on interest           264,656               -          264,656
     Primary contingent
       interest                     210,000               -          210,000
     Supplemental contingent
       interest                     623,000               -          623,000
                                 ----------      ----------       ----------

     Total interest incurred      1,097,656       1,398,322       $2,495,978
                                                                  ==========

     Accrued interest,
       beginning                  4,878,995       1,791,311
     Interest paid                        -        (979,747)
                                 ----------      ----------

     Accrued interest, ended     $5,976,651      $2,209,886
                                 ==========      ==========

  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.632% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity.
  As of December 31, 1994, $270,853 has been accrued.

  Management Agreement
  --------------------

  CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the project through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

  Management fees are equal to 3.75% of gross revenues received, as defined.
  The management agent is eligible to receive an incentive bonus of .5% of gross revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1994, management fees totalling $86,417, which includes $9,990 for an incentive bonus, were charged to operations. Management fees paid to CRICO Management of Minnesota, Inc. of $15,949 were charged to operations. At December 31, 1994, $6,064 is included in accounts payable for December management fees.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Other Receivables
  -----------------

  CRICO of Woodlane Place II Limited Partnership is an affiliate of the partnership and owns a complex known as Woodlane Place Townhome Apartments, Phase II. Both the Project and Woodlane Place Townhome Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1994, $2,152 was due from this affiliate.

NOTE C - ASSESSMENTS PAYABLE

  The partnership paid to Washington County, Minnesota assessments in the amount of $122,467, of which $114,183 and $8,284 was applied to interest and principal, respectively. Payments are made with the real estate tax bill payments.

NOTE D - MISCELLANEOUS OTHER REVENUE (ACCOUNT NO. 5990)

  Miscellaneous other revenue consists of the following:

          Insurance proceeds                   $241,781
          Application fees                        6,150
          Bad debt recovery                       1,786
          Pet fee                                   955
          Miscellaneous                             263
                                               --------
                                               $250,935
                                               ========

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE E - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

  Other renting expenses consists of the following:

          Rental concessions                     $ 4,895
          Resident retention                       3,451
          Credit report check                      6,122
          Corporate unit expense                   5,581
                                                 -------
                                                 $20,049
                                                 =======


NOTE F - MISCELLANEOUS ADMINISTRATIVE EXPENSES (Account No. 6390)

  Miscellaneous administrative expenses consists of the follow-ing:

          Employee relations                     $ 4,689
          CRI/CSM Agreement                        9,382
                                                 -------
                                                 $14,071
                                                 =======

NOTE G - PRIOR PERIOD ADJUSTMENT

  During 1993, Goodwill was reclassified to investment in real estate due to changes in current tax laws. Accordingly, prior year tax returns were amended to adjust depreciation expense.

  The cumulative effect to accumulated depreciation and partners deficit is $57,429 and has been reflected in the accompanying financial statements as a prior period adjustment.

NOTE H - FROST HEAVING DAMAGES

  In March, 1994, the project incurred frost heaving damages to certain buildings due to drainage problems. The partnership filed a claim with the insurance company and received $241,781 for the damages.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1994



NOTE H - FROST HEAVING DAMAGES (Continued)

  Management believes the drainage problems are due to faulty construction and design work, specifically an inadequate drainage system, performed during the original construction of the project. The insurance company will not reimburse the partnership for costs associated with the correction of the drainage system. Management has estimated the cost to be $300,000. The partnership is assessing whether it can make claims for such damage against third parties connected with the development of the project.

NOTE I - REAL ESTATE TAX RECEIVABLE

  In December, 1994, the partnership was granted a refund of $86,724 as a result of a tax appeal. The partnership was charged a tax appeal fee of $26,097, which will be deducted from the refund amount. As of December 31, 1994, the net refund due to the partnership is $60,627. Total real estate taxes paid in 1994 were $444,458.